Marketable Securities:	9 Months Ended
Sep. 30, 2012
Marketable Securities:

Note 5.          Marketable Securities:

	September 30,	December 31,
	2012	2011
Fair value at beginning of year	$892,271	$2,263,923
Acquisitions	-	698,574
Dispositions, at cost	(6,272)	(894,053)
Realized gain on sale	(7,373)	(772,698)
Unrealized loss	(179,687)	(403,475)
Fair value at balance sheet date	$698,939	$892,271

The Company’s marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized. Realized gains and losses are based on the average cost method. As of September 30, 2012 and December 31, 2011, marketable securities had a cost basis of $844,257 and $850,529, respectively.